J.P. MORGAN INCOME FUNDS

JPMorgan Short Duration Bond Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated November 21, 2016

to the Summary Prospectuses and Prospectuses dated July 1, 2016, as supplemented

Addition to Portfolio Management Team. Effective immediately, Susan Parekh is added as a named portfolio manager for the JPMorgan Short Duration Bond Fund (the “Fund”). The information in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Gregg Hrivnak	2006	Managing Director
Richard Figuly	2006	Managing Director
Susan Parekh	2016	Executive Director

In addition, the paragraph related to the JPMorgan Short Duration Bond Fund in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Short Duration Bond Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

Gregg Hrivnak, Managing Director and CFA charterholder, has been the lead portfolio manager responsible for the day-to-day management of the Fund since May 2006. An employee of JPMIM or predecessor firms since 1989, Mr. Hrivnak has been part of the portfolio management team for the Fund since June 2005 and was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. He is currently a portfolio manager and trader in the Global Fixed Income, Currency & Commodities (GFICC) group. Richard Figuly, Managing Director, has participated in the management of the Fund since May 2006. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the GFICC group and a portfolio manager for the U.S. Value Driven team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Susan Parekh, Executive Director, has participated in the management of the Fund since November 2016. An employee of JPMIM or predecessor firms since 1996, Ms. Parekh is a member of GFICC and is a portfolio manager for the U.S. Value Driven team and is responsible for managing institutional taxable bond portfolios.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SDB-PM-1116